UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 West 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt
The Tocqueville Trust
40 West 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

(212) 698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period:  April 30, 2020

Item 1. Reports to Stockholders.

The Tocqueville Trust
Mutual Funds
Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (http://tocquevillefunds.com/mutual-funds/download-information-literature-center), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-697-3863, or by enrolling at www.tocquevillefunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-697-3863 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with the Funds.

TOCQUEVILLE

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholders,

Unprecedented is a word that gets tossed around so frequently these days that it is, well, unprecedented. More often than not, the word is misused to mean something other than, or in addition to, “without precedent.” Rather, it gets used to mean “a really big deal” or “exceedingly rare” or, more likely, “not foreseen or predicted.” Clearly, the current economic and social situation can be described as such.

But, unprecedented? Hardly. We have had pandemics before in the course of human history, worse ones, and deadlier. We have also had financial panics before and economic depressions before, as well. Ones, which history is likely to show, were much larger, longer lasting and more damaging than the current one.

What is unprecedented is our collective reaction to the scourge of the infection. Government ordered lockdowns and voluntary social distancing/quarantining have been taken to a breathtaking global scale. Why and why now? There are two main answers, in this observer’s opinion. The first is culture. To paraphrase Richard Nixon’s comment on Keynes, in another crisis, we are all “snowflakes” now. Compared with previous generations, indeed, with the broad sweep of human history, we have become an extraordinarily risk averse, overly sensitive, and timid populace. The trends evident in helicopter parenting, trigger warnings, safe spaces, virtue signaling, climate change panic, et al, have come together, with the virus, to create a perfect storm of suddenly required politically (if not medically) correct behavior.

Only time will tell if it was all worth it, or if the cure was much worse than the disease, unleashing powerful economic and social forces which will far outlast the health panic. What is always the case, and here so more than ever, where you stand on this question depends upon where you sit.

Recently, Chairman Powell of the Federal Reserve asserted that 40% of the workers in this country earning $40,000 per year or less were unemployed. Forty Per Cent! You can guess how those people feel about the “cure” that put them out of work. For those of us fortunate enough to remain gainfully employed, sitting in front of our computers, effortlessly Zooming anywhere and everywhere, while ardently shaming those “deplorables” who leave their house without a mask, a different view of the danger and the response naturally emerged.

In an election year, these stark differences are reminiscent of the forces in play in the last election. While the “Hillbilly Elegy” of the current period has yet to be written, no doubt it is out there somewhere, in waiting. I will leave predictions to the political experts (who so often get it wrong), but one thing is obvious; the current environment, while completely eclipsing the election in the news cycle, has made it substantially more consequential. If one party wins, there will be very major changes with profound effects on the markets, the economy and the relationship between the government and its citizens. If the other party wins, the pendulum swings just as profoundly in the other direction. Handicapping the ultimate result will play a key role in the investment decision making process over the course of the next six months.

Semi-Annual Report	1

The second reason is media and technology. That the marriage of media and technology is so powerful surely comes as no surprise to any sentient being on planet Earth, but never has that been more sharply demonstrated than the current period, in which Coronavirus news comes at us from every form of device and media, both informing and frightening us, twenty four seven. Fortunately, the same media and technology has allowed many of us, if not most, to stay home and still stay in touch with our friends, our family, our education and, not the least of all, our jobs. Notwithstanding the massive increases in unemployment since the crisis began, the more astonishing phenomenon is just how many workers (and students) were able to carry on with some semblance of normality during these unpresc.., er, distinctly abnormal times.

The disruptive nature of technology is not new, but the pace at which it established itself as the dominant form of human interaction is. The long-term, even the near-term, impact of this revolution will be profound. I am fond of saying the future arrives ahead of schedule, and that has never been more true than now. Trends that all of us thought we could see coming in the far off or middle distance are suddenly established, having profound social, economic, and financial implications. “Prophesy is a good line of work,” says Mark Twain, “but it is full of risk.” Indeed, it is.

The comparison with the invention of electricity seems apt, here. It is said that businesses and consumers took nearly forty years after the discovery of electricity before they fully learned how to employ it, productively. The digital revolution has been with us for about the same amount of time and suddenly it has become the overwhelmingly predominant mode of human interaction, replacing travel, restaurants and bars, classrooms, offices, gymnasiums, concert halls, stadiums, theaters, indeed, anywhere that humanity formerly gathered. The ease with which so many industries and workers adapted to these changes cannot help but mean that, in so many cases, there is no going back.

The mutual fund industry is in the middle of all these changes. There have been very few, if any, technical glitches in the industry that have disrupted the normal course of business. The rapid adaptation to the new normal, if that is what it is, is a source of pride, and also a harbinger of future change. Reduced costs, should be one of these, reflecting greater efficiencies associated with the technology that has made the adaptation possible.

Tocqueville is looking forward to the increased flexibility, as the world starts returning to some version of its pre-lockdown state. Greater productivity, more robust distribution, big data, high speed communications, the internet of anything and everything define a new a financial world in which our managers and analysts have already become comfortable with the new way of doing things. In the pages to follow they will share with you their results in these unforeseen and unpredicted past six months.

Sincerely,

Robert W. Kleinschmidt

Chairman

2	April 30, 2020

The Tocqueville Fund

Dear Fellow Shareholder,

A great deal has changed in U.S. equity markets during the six-month period ended April 30, 2020 and the overall performance during this period does not reflect the volatility experienced by investors. Equities reached record highs by mid-February on the back of improving economic data and already loose global monetary policy, only to plummet more than 30% by mid-March as markets sought to discount the impact of COVID-19 on the global economy due to the dramatic efforts made by individuals and governments to combat the rapidly expanding pandemic. What began as a health crisis in one region of China rapidly spread throughout the globe, as governments and populations were slow to react, and evolved into economic chaos. Leaders around the world debated policy responses while simultaneously enacting creeping economic shutdowns. Exacerbating the situation for parts of the economy related to energy, the price of oil fell by two thirds, as Russia and Saudi Arabia failed to agree on production cuts in the face of declining demand. Fortunately for the financial markets, which had endured the steepest decline on record, the economic policy responses from global central banks were robust and came with the commitment to generally “do whatever it takes.” This enabled markets to rally as we moved through April, reversing a little more than half of the losses.

U.S. equities were down across the board with the S&P 500 down -3.16%, the Russell 1000 Value down -13.66% and the Dow Jones Industrial Average down -8.87%. Growth once again outperformed value. Information technology, health care and materials were the best performing sectors, while financials, industrials and energy were the weakest. Businesses related to travel, leisure and commercial aerospace were particularly affected by the crisis while e-commerce, cloud-based technology services and certain big box retail were beneficiaries.

The Fund lost 8.02% during the period which was better than DJIA and the Russell 1000 Value, though not as strong as the S&P 500. The best performing sectors were information technology, health care and utilities while the biggest detractors were industrials, energy, and financials. The best performing holdings during the period were Amazon, Microsoft, NVIDIA, Wheaton Precious Metals, and Intel. The weakest were Delta Air Lines, Schlumberger, Boeing, Weyerhaeuser, and Howmet Aerospace (formerly Arconic).

Berkshire Hathaway is a recent purchase. We believe the investors have misperceived the company as an interest rate sensitive insurer with a looming leadership change. Fear that the government might require insurance companies to cover COVID-19 under business interruption clauses are unfounded, in our view. Berkshire should be viewed more as a diversified closed end fund trading at a sizable discount to NAV with largely industrial exposures through its captive businesses and stakes in varied public companies. The company has a deep bench of managerial talent, is a sought-after financial partner during times of distress and is likely to be able to deploy its substantial dry powder at attractive valuations.

Semi-Annual Report	3

We also pursued tactical purchases of both precious and non-precious metals related equities during this period. Prior to the widespread impact of COVID-19 in the U.S., we had purchased Pan American Silver Corp., Wheaton Precious Metals and the SPDR Gold Trust. The two companies are well capitalized and have large exposures to silver. Gold and silver act as safe haven assets in times of uncertainty and have a longstanding historical trading relationship. While gold had reacted positively to renewed central bank easing in response to recession fears brought on by trade disruptions prior to the pandemic, silver had lagged. Our belief was that these positions should act as a portfolio hedge in the event of economic crisis or central bank folly and would benefit from the normalization of the historic relationship between the two metals. In the midst of the pandemic, we also purchased a position in Freeport-McMoRan, a producer of copper and gold. Aside from providing additional exposure to gold, copper is a leading beneficiary of economic recovery coming out of the pandemic.

In addition, we added to positions in Bank of America, eBay, Nutrien, and Schlumberger.

During the quarter, a variety of positions were sold or trimmed as they approached our valuation targets, to make room for other ideas, due to changes in circumstances or in response to investor demands for liquidity. These included Alphabet, Apple, Arconic, Automated Data Processing, Capital One, Dow, DuPont, Facebook, Ford, Illinois Tool Works, Intel, Kansas City Southern, Microsoft, NextEra, Otis Worldwide, Procter & Gamble, SPDR Metals & Mining, Walmart and Weyerhaeuser.

The good news for markets at least is that some progress seems to have been made on the medical front both in terms of declining cases and death rates in the hardest hit areas and in vaccine and treatment research and development. Moreover, many governments around the globe are slowly re-opening their economies. Whether or not this will trigger a second wave of disease is not known, but remains a potential risk. It is also not known if or when the global economy will return to pre-pandemic levels of activity, particularly in the sectors most directly impacted like travel. Trade patterns had already been disrupted prior to the pandemic by new political paradigms but reactionary responses by governments and companies may accelerate what were already underlying trends toward re-shoring and economic nationalism. What we do know is that the probability of inflation in our estimation will increase with the massive monetary creation and fiscal deficits of the various government responses. If, as a result, the yield curve does tip up and a manageable rate of inflation of 2-3% emerges, many companies should be able to expand their margins and equities (and perhaps gold, as well) will benefit and bonds will not. As ever, in the end stock selection will be key.

4	April 30, 2020

Sincerely,

Robert W. Kleinschmidt	Peter D. Shawn
Portfolio Manager	Portfolio Manager for Investment Adviser

Semi-Annual Report	5

The Tocqueville Fund
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR YEARS ENDED APRIL 30, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	—5.21%	5.55%	5.81%	8.73%
Standard & Poor’s 500 Total Return Stock Index	0.86%	9.04%	9.12%	11.69%

6	April 30, 2020

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this investment overview for the first six-month period of the fiscal year 2020 for the Tocqueville Opportunity Fund. During the six-month period ended on April 30th, 2020, the Fund appreciated 11.48% and outperformed the SMID cap growth benchmark, the Russell 2500 Growth Index, which declined 3.96%.

Since the last update, the economic picture has been changed dramatically by COVID-19. The worldwide spread of this deadly virus has prompted unprecedented action from Governments and Federal Reserve banks across the world. For the U.S. specifically, Congress has passed a multi-trillion-dollar stimulus plan to combat the sudden spike in unemployment and slowdown in consumer spending. In conjunction with Congress, The Federal Reserve dramatically cut interest rates to near zero and instituted a variety of programs to maintain liquidity and ensure orderly markets. These actions arrested the decline of equity and bond markets and provided confidence to market participants that this black swan event will prove to be temporary.

Notwithstanding the human toll, COVID-19 has accelerated certain secular themes the Fund has been invested in namely E-commerce and cloud computing. To stay solvent businesses needed to quickly pivot towards an online offering to reach its customers as the pandemic had forced the general public to stay at home. Shopify, one of the funds top holdings, enables this change quickly and seamlessly allowing a merchant to setup an online store in hours. In addition to a website, Shopify helps merchants fulfill orders, manage inventory, direct marketing spend, and facilitate payments among other services. It is our belief that this trend toward E-commerce will only become more important as the world returns to some semblance of normalcy and Shopify’s value proposition sets it up for years of rapid growth. Another theme that has come to the forefront during this pandemic has been the need for businesses to accelerate their digital transformation to the cloud. With more employees working from home, businesses are rapidly investing to ensure their network is accessible, efficient, and secure. This has created demand for all sorts of software solutions related to the cloud such as workflow management and cyber security just to name a few. The Fund’s investments in Service Now and Okta are emblematic of these trends and are seeing accelerating demand for its products as a result. We continue to be long term believers in these companies as they offer an attractive pay back to its users while delivering shareholders superior growth and strong recurring revenues with little to no churn.

Investments in information technology, industrials, and consumer discretionary provided the leading contributions on a relative basis versus the benchmark. Information-technology investments were the leading drivers of absolute and relative performance, with Shopify, ServiceNow, Coupa Software, OKTA, and Twilio representing the top-five contributors to performance. Examining other areas of positive relative performance, we maintained an underweighted position in the energy and real estate sectors which together amounted to 1.17% in positive attribution. Detractions from performance included Bright Horizons Family Solutions, Wex Inc, Transdigm Group, and Woodward.

Semi-Annual Report	7

Top 10 positions made up 42% of the Fund and the first 50 positions made up 81% of the Fund, respectively. The Fund’s active share relative to its benchmark continues to be high, ranging from a low of 78% to a high of 85% during the past 12 months. As always, we sincerely appreciate your continued support.

Sincerely,

Paul Lambert Portfolio

Manager

8	April 30, 2020

The Tocqueville Opportunity Fund
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The chart and table reflect The Opportunity Fund’s performance achieved prior to the changes effected August 10, 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR YEARS ENDED APRIL 30, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	10.38%	18.15%	10.08%	13.03%
Russell 2500 Growth Total Return Index	—4.03%	7.98%	7.22%	11.37%
Russell 2000 Total Return Index	—16.39%	—0.82%	2.88%	7.69%

Semi-Annual Report	9

The Tocqueville Phoenix Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2020, the Fund’s net asset value decreased 23.70%, versus a decline of 15.47% for the Russell 2000 Index (“Russell 2000”), and a drop of 23.44% for the value oriented Russell 2000 Value Index (“Russell 2000 Value”), each on a total return basis. The Fund’s net asset value as of April 30, 2020 was $14.90 per share. The net asset value amounted to $121,615,017 of which 88.1% was invested in equities, and the balance in cash and equivalents.

The fiscal year began with markets rising on news of a “phase one” trade agreement between the U.S. and China. Investors were further placated by another Federal Reserve rate cut and we exited calendar 2019 with a sanguine outlook. Through the first two months of the period, the Fund had generated a net return of 8.00%, while the Russell 2000 and Russell 2000 Value had increased 7.12% and 5.92%, respectively.

In mid/late January, reports of an aggressive respiratory virus originating in the Wuhan province of China began to emerge. By early February, with the Chinese government imposing mandatory closures throughout the region, investors began to price in associated supply chain constraint scenarios into stocks. And then the wheels fell off. By early March, the coronavirus had become an official pandemic, with the virus and the associated illness, COVID-19, causing illness and death across the globe. Governments across the world-imposed shutdowns, a large portion of the world’s population was ordered to effectively shelter in place and in a matter of weeks, the global economy was brought to a grinding halt. With so much uncertainty looming on the horizon and the likelihood of a global recession imminent, investors fled risk investments, decimating returns in virtually all asset classes, with equities being hit particularly hard. In the two months ending March 31, 2020, the Russell 2000 dropped 28.32%, the Russell 2000 Value plunged 31.99%, and the Fund fell 32.80%.

With respect to the specifics of the portfolio during the six-month period, individual holdings that were top performers and managed to generate positive returns included Lumentum Holdings Inc., ABM Industries, Wesco International and Fabrinet. Not surprisingly given the depth of the market downturn, most of our individual holdings experienced losses, the most substantial of which included Harsco, PVH Corp., US Concrete Inc. and Apogee Enterprises.

As always, we caution that for us, sector allocation is a by-product of our bottom-up investment process. Nonetheless, our inadvertent sector weightings can at times have an impact on our absolute and relative performance given market driven sector shifts for example. During the six-month period, our relative lack of direct exposure to energy stocks was a benefit, as energy was the worst performing sector within the Russell 2000. Similarly, the financial sector was among the hardest hit, and we had virtually no exposure there either. In contrast, we were overweight in industrials and materials, which was a negative given their underperformance within the Russell 2000. Our heavy exposure to the information technology sector was a relative positive. On an absolute performance basis, we experienced declines in all sectors in which we had material exposure during the period.

10	April 30, 2020

With the intra-period valuations of small cap value stocks at levels not seen since 2012, we selectively deployed reserves to add to existing positions and to initiate new investments in quality companies trading at significantly depressed prices. New positions taken during the period, included ABM Industries, Cars.com, Lear Corp, Mayville Engineering, Mistras Group and MTS Systems. The largest portfolio deletions included WESCO International, Trueblue Inc, Team Inc, Loews Corporation, Commercial Metals and CenturyLink Inc.

As we write today, the data suggests that social distancing measures and other preventative actions have helped to bring us to the other side of the coronavirus pandemic curve. Across the world, the re-opening process has begun, albeit at different paces and with various levels of restrictions still in place. We feel that the recovery will be lengthy, and no one can say whether positive cases/hospitalizations will re-accelerate as social distancing requirements are lessened. Visibility is extremely cloudy to say the least. Some combination of effective testing, vaccination and treatment will need to be formulated, and until that comes to fruition, we feel investors will rightfully remain on edge. That said, we fully expect an eventual end to the pandemic and a return in business activity. We believe that our portfolio is well positioned to absorb this current crisis and should recover its value as the economy rebounds.

Sincerely,

J. Dennis Delafield Portfolio Manager	Joshua Kaufthal Portfolio Manager	James Maxwell Portfolio Manager

Semi-Annual Report	11

The Tocqueville Phoenix Fund
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/10. On February 15, 2019, The Delafield Fund’s name changed to The Tocqueville Phoenix Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Value Total Return Index measures performance of the small cap value segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)
FOR YEARS ENDED APRIL 30, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Phoenix Fund*	—27.02%	—9.04%	—4.94%	1.64%
Russell 2000 Total Return Index	—16.39%	—0.82%	2.88%	7.69%
Russell 2000 Value Total Return	—23.84%	—6.06%	0.30%	5.30%

* Prior to February 15, 2019, the Fund’s name was The Delafield Fund.

12	April 30, 2020

Expense Example—April 30, 2020 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2019-April 30, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report	13

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period* November 1, 2019- April 30, 2020
Actual	$1,000.00	$ 919.80	$5.97
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

The Tocqueville Opportunity Fund

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period* November 1, 2019- April 30, 2020
Actual	$1,000.00	$1,114.80	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.37

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.27% for The Tocqueville Opportunity Fund, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

The Tocqueville Phoenix Fund

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period* November 1, 2019- April 30, 2020
Actual	$1,000.00	$ 763.00	$5.48
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Phoenix Fund, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

14	April 30, 2020

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,		Years Ended October 31,
	2020		2019		2018	2017		2016		2015
	(Unaudited)
Net asset value, beginning of period	$37.80		$35.84		$38.60	$33.72		$32.91		$34.18
Operations:
Net investment income (1)	0.19		0.43		0.35	0.37		0.42		0.37
Net realized and unrealized gain (loss)	(2.89)		4.46		0.45	6.40		1.07		(0.19)
Total from investment operations *	(2.70)		4.89		0.80	6.77		1.49		0.18
Distributions to shareholders:
Dividends from net investment income	(0.38)		(0.34)		(0.33)	(0.39)		(0.35)		(0.25)
Distributions from net realized gains	(2.29)		(2.59)		(3.23)	(1.50)		(0.33)		(1.20)
Total distributions	(2.67)		(2.93)		(3.56)	(1.89)		(0.68)		(1.45)
Change in net asset value for the period	(5.37)		1.96		(2.76)	4.88		0.81		(1.27)
Net asset value, end of period	$32.43		$37.80		$35.84	$38.60		$33.72		$32.91
* Includes redemption fees per share of	N/A		N/A		N/A	N/A		N/A		0.00 (2)
Total Return	-8.0	%(4)	14.9%		2.0%	20.9%		4.6%		0.5%
Ratios/supplemental data
Net assets, end of period (000)	$237,162		$285,070		$272,043	$293,637		$283,126		$309,267
Ratio to average net assets:
Expenses before waiver/reimbursement	1.31	%(5)	1.30%		1.26%	1.27%		1.27%		1.29%
Expenses after waiver/reimbursement	1.25	%(5)	1.25	%(3)	1.25%	1.26	%(3)	1.24	%(3)	1.25%
Net investment income before waiver/reimbursement	0.96	%(5)	1.11%		0.91%	0.97%		1.18%		0.91%
Net investment income after waiver/reimbursement	1.02	%(5)	1.16%		0.92%	0.98%		1.21%		0.95%
Portfolio turnover rate	4	%(4)	13%		19%	10%		12%		15%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	15

The Tocqueville Opportunity Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,		Years Ended October 31,
	2020		2019		2018		2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$28.11		$26.60		$26.12		$19.14		$21.41	$22.78
Operations:
Net investment loss (1)	(0.16)		(0.29)		(0.29)		(0.37)		(0.29)	(0.15)
Net realized and unrealized gain (loss)	3.33		4.29		1.63		7.35		(1.98)	1.98
Total from investment operations *	3.17		4.00		1.34		6.98		(2.27)	1.83
Distributions to shareholders:
Dividends from net investment income	—		—		—		—		—	—
Distributions from net realized gains	(1.66)		(2.49)		(0.86)		—		—	(3.20)
Total distributions	(1.66)		(2.49)		(0.86)		—		—	(3.20)
Change in net asset value for the period	1.51		1.51		0.48		6.98		(2.27)	(1.37)
Net asset value, end of period	$29.62		$28.11		$26.60		$26.12		$19.14	$21.41
* Includes redemption fees per share of	N/A		N/A		N/A		N/A		N/A	0.00 (2)
Total Return	11.5	%(5)	16.9%		5.3%		36.5%		-10.6%	9.1%
Ratios/supplemental data
Net assets, end of period (000)	$75,576		$84,583		$82,106		$77,773		$92,958	$153,456
Ratio to average net assets:
Expenses before waiver/reimbursement	1.43	%(6)	1.41%		1.33%		1.38%		1.38%	1.31%
Expenses after waiver/reimbursement	1.27	%(3)(6)	1.28	%(3)	1.26	%(3)	1.30	%(3)(4)	1.38%	1.31%
Net investment income before waiver/reimbursement	(0.95	)%(6)	(1.10)%		(1.13)%		(1.05)%		(0.94)%	(0.95)%
Net investment income after waiver/reimbursement	(0.79	)%(6)	(0.97)%		(1.06)%		(0.97	)%(4)	(0.94)%	(0.95)%
Portfolio turnover rate	20	%(5)	133%		151%		133%		108%	101%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes interest expense of 0.02% for the six months ended April 30, 2020, 0.03% for the year ended October 31, 2019, 0.01% for the year ended October 31, 2018, and 0.05% for the year ended October 31, 2017. Interest expense is not included in the Fund’s operating expense cap.
(4)	Expense waiver of 1.25% was implemented on November 1, 2016.
(5)	Not Annualized.
(6)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

16	April 30, 2020

The Tocqueville Phoenix Fund
Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30,		Years Ended October 31,
	2020		2019	2018	2017		2016	2015
	(Unaudited)
Net asset value, beginning of period	$19.98		$20.20	$26.40	$26.47		$28.64	$36.40
Operations:
Net investment loss (1)	(0.01)		(0.03)	(0.14)	(0.15)		(0.15)	(0.14)
Net realized and unrealized gain (loss)	(4.60)		1.16	(2.27)	4.91		0.78	(3.99)
Total from investment operations *	(4.61)		1.13	(2.41)	4.76		0.63	(4.13)
Distributions to shareholders:
Dividends from net investment income	—		—	—	—		—	—
Distributions from net realized gains	(0.47)		(1.35)	(3.79)	(4.83)		(2.80)	(3.63)
Total distributions	(0.47)		(1.35)	(3.79)	(4.83)		(2.80)	(3.63)
Change in net asset value for the period	(5.08)		(0.22)	(6.20)	(0.07)		(2.17)	(7.76)
Net asset value, end of period	$14.90		$19.98	$20.20	$26.40		$26.47	$28.64
* Includes redemption fees per share of	N/A		N/A	N/A	N/A		N/A	0.00 (2)
Total Return	-23.7	%(4)	6.2%	-10.6%	19.0%		3.3%	-12.3%
Ratios/supplemental data
Net assets, end of period (000)	$121,615		$160,433	$237,119	$373,353		$400,827	$674,525
Ratio to average net assets:
Expenses before waiver/reimbursement	1.44	%(5)	1.39%	1.32%	1.31%		1.29%	1.25%
Expenses after waiver/reimbursement	1.25	%(5)	1.25%	1.25%	1.25	%(3)	1.29%	1.25%
Net investment income before waiver/reimbursement	(0.30	)%(5)	(0.24)%	(0.55)%	(0.55)%		(0.33)%	(0.15)%
Net investment income after waiver/reimbursement	(0.11	)%(5)	(0.10)%	(0.48)%	(0.49	)%(3)	(0.33)%	(0.15)%
Portfolio turnover rate	12	%(4)	40%	40%	36%		39%	19%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	17

The Tocqueville Fund
Schedule of Investments as of April 30, 2020
(Unaudited)

Common Stocks—96.9%	Shares	Value
Banks—1.3%
Bank of America Corp.	125,000	$3,006,250
Capital Goods—7.6%
Caterpillar, Inc.	25,000	2,909,500
Deere & Co.	20,000	2,901,200
Howmet Aerospace, Inc.	150,000	1,960,500
Illinois Tool Works, Inc.	25,000	4,062,500
Parker-Hannifin Corp.	15,000	2,371,800
Raytheon Technologies Corp.	38,348	2,485,334
The Boeing Co.	10,000	1,410,200
		18,101,034
Commercial & Professional Services—0.9%
Steelcase, Inc.—Class A	200,000	2,190,000
Consumer Services—2.4%
McDonald’s Corp.	30,000	5,626,800
Diversified Financials—2.4%
Berkshire Hathaway, Inc.— Class B(a)	10,000	1,873,600
The Bank of New York Mellon Corp.	100,000	3,754,000
		5,627,600
Energy—3.8%
Exxon Mobil Corp.	100,000	4,647,000
Noble Energy, Inc.	200,000	1,962,000
Schlumberger Ltd.(b)	150,000	2,523,000
		9,132,000
Food & Staples Retailing—2.6%
Walmart, Inc.	50,000	6,077,500
Food, Beverage & Tobacco—3.6%
Constellation Brands, Inc.— Class A	10,000	1,646,900
The Coca-Cola Co.	150,000	6,883,500
		8,530,400
Health Care Equipment & Services—1.9%
Abbott Laboratories	50,000	4,604,500
Household & Personal Products—6.4%
Colgate-Palmolive Co.	100,000	7,027,000
The Procter & Gamble Co.	70,000	8,250,900
		15,277,900

Common Stocks—96.9%	Shares	Value
Insurance—2.0%
Aflac, Inc.	100,000	$3,724,000
MetLife, Inc.	30,000	1,082,400
		4,806,400
Materials—8.7%
Albemarle Corp.	15,000	921,450
BHP Group Ltd.—ADR	50,000	2,034,000
Dow, Inc.	30,000	1,100,700
Freeport-McMoRan, Inc.	75,000	662,250
Nutrien Ltd.(b)	50,000	1,785,500
Pan American Silver Corp.(b)	100,000	2,124,000
Sonoco Products Co.	75,000	3,663,000
Vulcan Materials Co.	40,000	4,518,800
Wheaton Precious Metals Corp.(b)	100,000	3,776,000
		20,585,700
Media & Entertainment—7.0%
Alphabet, Inc.—Class A(a)	6,000	8,080,200
Facebook, Inc.—Class A(a)	15,000	3,070,650
The Walt Disney Co.	50,000	5,407,500
		16,558,350
Pharmaceuticals, Biotechnology & Life Sciences—10.7%
Biogen, Inc.(a)	10,000	2,968,300
Ionis Pharmaceuticals, Inc.(a)	40,000	2,221,200
Johnson & Johnson	30,000	4,501,200
Merck & Co., Inc.	100,000	7,934,000
Pfizer, Inc.	200,000	7,672,000
		25,296,700
Retailing—6.0%
Amazon.com, Inc.(a)	5,000	12,370,000
eBay, Inc.	50,000	1,991,500
		14,361,500
Semiconductors & Semiconductor Equipment—9.7%
Applied Materials, Inc.	150,000	7,452,000
Intel Corp.	120,000	7,197,600
NVIDIA Corp.	15,000	4,384,200
QUALCOMM, Inc.	50,000	3,933,500
		22,967,300

The Accompanying Notes are an Integral Part of these Financial Statements.

18	April 30, 2020

The Tocqueville Fund
Schedule of Investments as of April 30, 2020
(Unaudited)

Common Stocks—96.9%	Shares	Value
Software & Services—8.1%
Automatic Data Processing, Inc.	45,000	$6,601,050
Microsoft Corp.	70,000	12,544,700
		19,145,750
Technology Hardware & Equipment—3.1%
Apple, Inc.	25,000	7,345,000
Telecommunication Services—2.4%
Verizon Communications, Inc.	100,000	5,745,000
Transportation—1.9%
Delta Air Lines, Inc.	100,000	2,591,000
FedEx Corp.	15,000	1,901,550
		4,492,550
Utilities—4.4%
NextEra Energy, Inc.	45,000	10,400,400
Total Common Stocks (Cost $123,664,381)		229,878,634
Real Estate Investment Trust (REIT)—2.1%
Real Estate—2.1%
Weyerhaeuser Co.	225,000	4,920,750
Total Real Estate Investment Trust (Cost $4,318,071)		4,920,750
Exchange-Traded Fund (ETF)—0.7%
Diversified Financials—0.7%
SPDR Gold Shares(a)	10,000	1,588,000
Total Exchange-Traded Fund (Cost $1,479,384)		1,588,000

Short-Term Investment—0.0%	Shares	Value
Money Market Fund—0.0%
STIT-Treasury Portfolio—Institutional Class, 0.106%(c)	539	$539
Total Short-Term Investment (Cost $539)		539
Total Investments (Cost $129,462,375)—99.7%		236,387,923
Other Assets in Excess of Liabilities—0.3%		774,208
Total Net Assets—100.0%		$237,162,131

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 0.9%; Canada 3.2%; Curacao 1.1%.
(c)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	19

The Tocqueville Opportunity Fund
Schedule of Investments as of April 30, 2020
(Unaudited)

Common Stocks—91.0%	Shares	Value
Capital Goods—3.6%
Dover Corp.	2,000	$187,300
HEICO Corp.	6,343	555,647
Hubbell, Inc.	2,500	311,075
Huntington Ingalls Industries, Inc.	1,000	191,410
IDEX Corp.	2,500	384,075
Lennox International, Inc.	1,300	242,684
Masco Corp.	5,500	225,720
Nordson Corp.	2,000	321,820
Rockwell Automation, Inc.	1,700	322,116
		2,741,847
Commercial & Professional Services—7.6%
Cintas Corp.	3,000	665,490
Copart, Inc.(a)	7,000	560,770
CoStar Group, Inc.(a)	1,000	648,260
Equifax, Inc.	2,500	347,250
IHS Markit Ltd.(b)	8,000	538,400
TransUnion	8,500	669,715
UniFirst Corp.	3,800	638,970
Verisk Analytics, Inc.	7,000	1,069,810
Waste Connections, Inc.(b)	7,000	601,370
		5,740,035
Consumer Services—0.7%
Restaurant Brands International LP	37	1,830
Shake Shack, Inc.—Class A(a)	9,500	517,845
		519,675
Diversified Financials—3.8%
Apollo Global Management, Inc.	5,500	222,695
MarketAxess Holdings, Inc.	1,250	568,762
MSCI, Inc.	2,000	654,000
S&P Global, Inc.	2,500	732,200
Tradeweb Markets, Inc.— Class A	14,000	730,240
		2,907,897
Health Care Equipment & Services—8.3%
DexCom, Inc.(a)	7,000	2,346,400
IDEXX Laboratories, Inc.(a)	2,800	777,280
Insulet Corp.(a)	6,000	1,198,320
Intuitive Surgical, Inc.(a)	650	332,072

Common Stocks—91.0%	Shares	Value
Tandem Diabetes Care, Inc.(a)	4,500	$359,010
Teladoc Health, Inc.(a)	1,200	197,508
Veeva Systems, Inc.—Class A(a)	5,500	1,049,400
		6,259,990
Pharmaceuticals, Biotechnology & Life Sciences—10.4%
ACADIA Pharmaceuticals, Inc.(a)	13,000	628,030
Acceleron Pharma, Inc.(a)	2,000	181,060
Agios Pharmaceuticals, Inc.(a)	3,000	123,420
Alnylam Pharmaceuticals, Inc.(a)	3,000	395,100
Bio-Techne Corp.	1,200	270,000
Charles River Laboratories International, Inc.(a)	2,400	347,208
Esperion Therapeutics, Inc.(a)	5,500	217,800
Galapagos NV(a)(b)	5,500	1,214,481
Genmab A/S(a)(b)	3,000	721,445
Iovance Biotherapeutics, Inc.(a)	35,000	1,125,250
Ironwood Pharmaceuticals, Inc.(a)	25,000	250,000
Mirati Therapeutics, Inc.(a)	2,000	170,080
MyoKardia, Inc.(a)	8,500	533,970
Neurocrine Biosciences, Inc.(a)	7,500	736,050
Reata Pharmaceuticals, Inc.—Class A(a)	4,000	632,640
Seattle Genetics, Inc.(a)	2,500	343,075
		7,889,609
Retailing—1.1%
Pool Corp.	2,750	582,065
RH(a)	1,500	215,670
		797,735
Software & Services—55.5%
Adobe, Inc.(a)	4,500	1,591,380
ANSYS, Inc.(a)	1,500	392,745
Aspen Technology, Inc.(a)	2,000	204,500
Atlassian Corp. PLC—Class A(a)(b)	3,500	544,215
Avalara, Inc.(a)	5,000	446,850
Booz Allen Hamilton Holding Corp.	6,500	477,360
Broadridge Financial Solutions, Inc.	3,000	348,000

The Accompanying Notes are an Integral Part of these Financial Statements.

20	April 30, 2020

The Tocqueville Opportunity Fund
Schedule of Investments as of April 30, 2020
(Unaudited)

Common Stocks—91.0%	Shares	Value
Cadence Design Systems, Inc.(a)	5,000	$405,650
Coupa Software, Inc.(a)	15,500	2,729,395
EPAM Systems, Inc.(a)	1,000	220,890
Euronet Worldwide, Inc.(a)	2,500	229,400
Fair Isaac Corp.(a)	1,500	529,410
Fidelity National Information Services, Inc.	14,986	1,976,504
Fiserv, Inc.(a)	19,575	2,017,399
Fortinet, Inc.(a)	4,500	484,830
Global Payments, Inc.	14,031	2,329,427
MongoDB, Inc.(a)	2,500	405,325
Okta, Inc.(a)	21,000	3,177,300
Paycom Software, Inc.(a)	10,500	2,740,710
Paylocity Holding Corp.(a)	22,500	2,576,925
Proofpoint, Inc.(a)	2,000	243,460
ServiceNow, Inc.(a)	17,000	5,976,180
Shopify, Inc.—Class A(a)(b)	8,500	5,374,465
Splunk, Inc.(a)	9,000	1,263,240
Twilio, Inc.—Class A(a)	9,500	1,066,850
Tyler Technologies, Inc.(a)	1,000	320,690
Workday, Inc.—Class A(a)	17,000	2,616,300
Zendesk, Inc.(a)	16,000	1,230,080
		41,919,480
Total Common Stocks (Cost $34,985,238)		68,776,268
Purchased Call Options—0.2%	Contracts	Notional Amount
Diversified Financials—0.0%
Apollo Global Management, Inc. Expiration: May 2020, Exercise Price $42.00(a)	135	$567,000	16,875

Purchased Call Options—0.2%	Contracts	Notional Amount	Value
Pharmaceuticals, Biotechnology & Life Sciences—0.2%
Iovance Biotherapeutics, Inc. Expiration: June 2020, Exercise Price $35.00(a)	300	$1,050,000	$120,000
Total Purchased Call Options (Cost $251,096)			136,875
Purchased Put Option—0.1%
Software & Services—0.1%
Invesco QQQ Trust Series 1 Expiration: May 2020, Exercise Price $212.50(a)	500	10,625,000	116,000
Total Purchased Put Option (Cost $242,019)			116,000
Short-Term Investment—4.9%		Shares
Money Market Fund—4.9%
STIT-Treasury Portfolio—Institutional Class, 0.106%(c)		3,700,000	3,700,000
Total Short-Term Investment (Cost $3,700,000)			3,700,000
Total Investments
(Cost $39,178,353)—96.2%			72,729,143
Other Assets in Excess of Liabilities—3.8%			2,846,363
Total Net Assets—100.0%			$75,575,506

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Belgium 1.6%; Bermuda 0.7%; Canada 7.9%; Denmark 1.0%; United Kingdom 0.7%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	21

The Tocqueville Opportunity Fund
Schedule of Investments as of April 30, 2020
(Unaudited)

Written Call Options	Counterparty	Contracts	Notional Cost	Value
Iovance Biotherapeutics, Inc.
Expiration: June 2020, Exercise Price: $45.00	Pershing LLC	300	$1,350,000	$39,000
Paycom Software, Inc.
Expiration: May 2020, Exercise Price: $230.00	Pershing LLC	105	2,415,000	376,635
Total Written Call Options (Premiums Received $305,666)			$3,765,000	415,635

The average monthly notional amount of written options contracts during the period ended April 30, 2020 was $3,337,000.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	April 30, 2020

The Tocqueville Phoenix Fund

Schedule of Investments as of April 30, 2020

(Unaudited)

Common Stocks—88.1%	Shares	Value
Auto Components—4.7%
Garrett Motion, Inc.(a)	150,000	$817,500
Lear Corp.	15,000	1,464,750
Visteon Corp.(a)	57,000	3,437,100
		5,719,350
Building Products—3.4%
Apogee Enterprises, Inc.	205,000	4,190,200
Chemicals—12.1%
Eastman Chemical Co.	42,500	2,571,675
GCP Applied Technologies, Inc.(a)	70,000	1,198,400
HB Fuller Co.	60,000	2,207,400
Orion Engineered Carbons SA(b)	300,000	2,733,000
PolyOne Corp.	80,000	1,863,200
WR Grace & Co.	88,000	4,156,240
		14,729,915
Commercial Services & Supplies—6.0%
ABM Industries, Inc.	80,000	2,759,200
Harsco Corp.(a)	449,200	4,483,016
		7,242,216
Communications Equipment—4.7%
Lumentum Holdings, Inc.(a)	71,000	5,744,610
Construction Materials—1.2%
U.S. Concrete, Inc.(a)	77,500	1,486,450
Electrical Equipment—3.6%
Acuity Brands, Inc.	50,000	4,329,500
Electronic Equipment, Instruments & Components—17.9%
Fabrinet(a)(b)	92,100	5,779,275
Flex Ltd.(a)(b)	530,000	5,172,800
MTS Systems Corp.	35,000	744,450
Plexus Corp.(a)	70,000	4,388,300
TTM Technologies, Inc.(a)	490,000	5,679,100
		21,763,925
Energy Equipment & Services—1.1%
Solaris Oilfield Infrastructure, Inc.—Class A	200,000	1,368,000
Food Products—0.9%
Landec Corp.(a)	93,200	1,039,180

Common Stocks—88.1%	Shares	Value
Health Care Equipment & Supplies—1.3%
IntriCon Corp.(a)	120,000	$1,584,000
Health Care Providers & Services—1.8%
Cross Country Healthcare, Inc.(a)	352,000	2,214,080
Household Durables—5.1%
Mohawk Industries, Inc.(a)	34,800	3,052,656
Newell Brands, Inc.	225,000	3,123,000
		6,175,656
Interactive Media & Services—1.1%
Cars.com, Inc.(a)	250,000	1,295,000
IT Services—2.6%
DXC Technology Co.	175,000	3,172,750
Machinery—7.7%
Crane Co.	72,500	3,947,625
Mayville Engineering Co., Inc.(a)	80,000	417,600
REV Group, Inc.	205,000	1,090,600
Stanley Black & Decker, Inc.	36,000	3,967,200
		9,423,025
Media—3.2%
TEGNA, Inc.	361,000	3,869,920
Paper & Forest Products—1.5%
Louisiana-Pacific Corp.	90,000	1,800,000
Professional Services—0.2%
Mistras Group, Inc.(a)	40,000	190,000
Technology Hardware, Storage & Peripherals—0.8%
Hewlett Packard Enterprise Co.	100,000	1,006,000
Textiles, Apparel & Luxury Goods—3.4%
PVH Corp.	85,000	4,184,550
Trading Companies & Distributors—3.8%
Rush Enterprises, Inc.— Class A	124,400	4,665,000
Total Common Stocks
(Cost $127,666,876)		107,193,327

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	23

The Tocqueville Phoenix Fund

Schedule of Investments as of April 30, 2020

(Unaudited)

Short-Term Investments—11.9%	Shares	Value
Money Market Fund—3.7%
STIT—Treasury Portfolio— Institutional Class, 0.106%(c)	4,422,268	$4,422,268
	Principal
U.S. Treasury Bill—8.2%	Amount
0.010%, 5/12/2020(d)	10,000,000	9,999,832
Total Short-Term Investments
(Cost $14,422,238)		14,422,100
Total Investments
(Cost $142,089,114)—100.0%		121,615,427
Liabilities in Excess of Other Assets—0.0%		(410)
Total Net Assets—100.0%		$121,615,017

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Cayman Islands 4.8%; Luxembourg 2.2%; Singapore 4.3%.
(c)	Rate listed is the 7-day effective yield.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	April 30, 2020

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2020

(Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2020

(Unaudited)

Semi-Annual Report	25

Percent of Total Investments

The Tocqueville Phoenix Fund

Allocation of Portfolio Holdings

April 30, 2020

(Unaudited)

26	April 30, 2020

The Tocqueville Trust

Statements of Assets & Liabilities

April 30, 2020

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Phoenix Fund
Assets:
Investments, at value (1)	$236,387,923	$72,729,143	$121,615,427
Cash and cash equivalents	—	3,411,102	—
Receivable for investments sold	1,343,728	—	234,952
Receivable for Fund shares sold	169,259	44,696	4,989
Dividends, interest and other receivables	250,821	2,505	24,550
Other assets	96,063	35,333	69,392
Total Assets	238,247,794	76,222,779	121,949,310
Liabilities:
Payable for investments purchased	223,540	17,420	—
Payable for loans outstanding	567,000	—	—
Payable for foreign currencies purchased	—	—	—
Payable for Fund shares redeemed	250	115,296	161,832
Payable to Adviser	118,909	27,495	41,966
Payable to Administrator	46,563	13,438	16,690
Payable to Trustees	22,887	8,588	17,395
Accrued distribution fee	34,862	8,508	10,789
Written Options, at value (1)	—	415,635	—
Accrued expenses and other liabilities	71,652	40,893	85,621
Total Liabilities	1,085,663	647,273	334,293
Net Assets	$237,162,131	$75,575,506	$121,615,017

Net assets consist of:
Paid in capital	$114,946,801	$38,437,501	$138,509,045
Total distributable earnings	122,215,330	37,138,005	(16,894,028)
Net assets	$237,162,131	$75,575,506	$121,615,017

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	7,313,163	2,551,513	8,164,639
Net asset value, offering and redemption price per share	$32.43	$29.62	$14.90
(1) Cost of investments	$129,462,375	$39,178,353	$142,089,114
Premiums received for options written	$—	$305,666	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville Trust

Statements of Operations

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Phoenix Fund
Investment Income:
Dividends*	3,061,048	180,165	859,431
Interest	2,491	5,623	62,945
Total investment income	3,063,539	185,788	922,376
Expenses:
Investment Adviser’s fee (See Note 4)	1,010,685	293,350	644,867
Distribution (12b-1) fees (See Note 4)	336,895	97,783	201,521
Administration fees (See Note 4)	202,137	58,670	120,912
Legal fees	42,245	13,911	29,752
Transfer agent and shareholder services fees	35,463	16,582	50,767
Trustee fees and expenses	30,484	10,058	21,519
Other expenses (See Note 10)	27,327	13,669	20,826
Fund accounting fees	20,409	10,165	13,807
Audit fees	17,472	14,279	15,771
Blue sky fees	12,945	11,390	12,817
Printing and mailing expense	10,496	4,141	15,320
Custody fees	6,870	5,996	12,617
Interest expense	4,905	6,170	–
Insurance expense	4,046	1,260	3,220
Registration fees	1,181	1,096	182
Total expenses before waiver	1,763,560	558,520	1,163,898
Less: Fees waived (See Note 4)	(74,179)	(63,433)	(156,294)
Net expenses	1,689,381	495,087	1,007,604
Net Investment Income (Loss)	1,374,158	(309,299)	(85,228)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,297,196	4,665,075	4,071,321
Foreign currency translation	—	(801)	—
Written Options	—	632,804	—
	14,297,196	5,297,078	4,071,321
Net change in unrealized appreciation (depreciation) on:
Investments	(37,811,958)	4,472,511	(42,488,707)
Foreign currency translation	—	12,677	—
Written Options	—	(109,969)	—
	(37,811,958)	4,375,219	(42,488,707)
Net gain on investments and foreign currency	(23,514,762)	9,672,297	(38,417,386)
Net Increase in Net Assets Resulting from Operations	$(22,140,604)	$9,362,998	$(38,502,614)
* Net of foreign taxes withheld of:	$10,744	$357	$15,960

The Accompanying Notes are an Integral Part of these Financial Statements.

28	April 30, 2020

The Tocqueville Trust

Statements of Changes in Net Assets

(Unaudited)

	The Tocqueville Fund		The Tocqueville Opportunity Fund		The Tocqueville Phoenix Fund
	For the Period Ended April 30, 2020	For the Year Ended October 31, 2019	For the Period Ended April 30, 2020	For the Year Ended October 31, 2019	For the Period Ended April 30, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$1,374,158	$3,167,959	$(309,299)	$(856,309)	$(85,228)	$(191,557)
Net realized gain on sale of investments and foreign currency	14,297,196	18,309,841	4,664,274	5,696,854	4,071,321	4,679,876
Net realized gain on written options	—	—	632,804	—	—	—
Net change in unrealized appreciation (depreciation)	(37,811,958)	16,292,414	4,485,188	8,718,992	(42,488,707)	5,576,539
Net change in unrealized depreciation on written options	—	—	(109,969)	—	—	—
Net increase (decrease) in net assets resulting from operations	(22,140,604)	37,770,214	9,362,998	13,559,537	(38,502,614)	10,064,858
Total dividends and distributions	(20,004,394)	(21,894,505)	(4,684,119)	(7,593,052)	(3,732,874)	(14,885,322)
Fund share transactions:
Proceed from merger (see Note 10)	—	—	—	—	29,469,886	—
Shares sold	2,562,921	11,822,494	12,327,502	14,445,329	3,577,484	5,944,084
Shares issued to holders in reinvestment of dividends	19,015,811	20,884,877	4,449,601	7,252,927	3,437,712	13,333,980
Shares redeemed	(27,341,873)	(35,556,284)	(30,463,014)	(25,187,960)	(33,067,264)	(91,143,706)
Net increase (decrease)	(5,763,141)	(2,848,913)	(13,685,911)	(3,489,704)	3,417,818	(71,865,642)
Net increase (decrease) in net assets	(47,908,139)	13,026,796	(9,007,032)	2,476,781	(38,817,670)	(76,686,106)
Net Assets:
Beginning of period	285,070,270	272,043,474	84,582,538	82,105,757	160,432,687	237,118,793

End of period	$237,162,131	$285,070,270	$75,575,506	$84,582,538	$121,615,017	$160,432,687

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	29

The Tocqueville Trust
Notes to Financial Statements
(Unaudited)

1.	ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of three separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville Phoenix Fund is classified as a diversified investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The Tocqueville Phoenix Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies.

The Tocqueville Phoenix Fund (formerly known as The Delafield Fund), a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993. The Delafield Fund changed its name to The Tocqueville Phoenix Fund on February 15, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a) Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at market price. Money market deposit accounts are reflected at cost as this is a cash instrument. Fixed income securities are valued at market price. Fixed Income securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

30	April 30, 2020

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b) Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c) Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

•	Level 1 - Quoted prices in active markets for identical securities.

Semi-Annual Report	31

•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

32	April 30, 2020

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of April 30, 2020, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund*
Assets
Common Stocks	$229,878,634	$—	$—	$229,878,634
Real Estate Investment Trust (REIT)	4,920,750	—	—	4,920,750
Exchange-Traded Fund (ETF)	1,588,000	—	—	1,588,000
Money Market Fund	539	—	—	539
Total Assets	$236,387,923	$—	$—	$236,387,923

The Tocqueville Opportunity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$68,776,268	$—	$—	$68,776,268
Purchased Call Options	136,875	—	—	136,875
Purchased Put Option	116,000	—	—	116,000
Money Market Fund	3,700,000	—	—	3,700,000
Total Assets	$72,729,143	$—	$—	$72,729,143

The Tocqueville Phoenix Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$107,193,327	$—	$—	$107,193,327
Money Market Fund	4,422,268	—	—	4,422,268
U.S. Treasury Bill	—	9,999,832	—	9,999,832
Total Assets	$111,615,595	$9,999,832	$—	$121,615,427

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

Semi-Annual Report	33

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

The
Tocqueville
Fund
Beginning Balance—November 1, 2019	$1,600
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation	(1,600)
Transfers in/(out) of Level 3	—
Ending Balance—April 30, 2020	$—

As of April 30, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $0.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d) Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used options to gain exposure to the underlying equity security and earn premium income.

Balance Sheet—Values of Derivative Instruments as of April 30, 2020.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Derivatives not accounted for as hedging instruments	Location	Value	Location	Value
Purchased Options	Investments, at Value	$252,875	Investments, at Value	$—
Written Options	Written Options, at Value	$—	Written Options, at Value	$415,635
Total		$252,875		$415,635

34	April 30, 2020

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2020.

The Tocqueville Opportunity Fund

		Net Change in
	Net Realized	Unrealized
	Gain (Loss)	Depreciation on
Derivatives not accounted for as hedging instruments	on Derivatives	Derivatives
Purchased Options	$(86,205)	$(199,434)
Written Option	632,804	(109,969)
Total	$546,599	$(309,403)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options do not create leverage in the Funds.

The average monthly value of purchased options in the Opportunity Fund during the period ended April 30, 2020 was $130,604.

Transactions in options in the Opportunity Fund during the period ended April 30, 2020 were as follows:

	Notional
	Amount	Contracts
Outstanding, beginning of period:	$5,500,000	800
Options purchased	35,217,000	3,110
Options terminated in closing transactions	(11,787,500)	(1,425)
Options exercised	—	—
Options expired	(16,687,500)	(1,550)
Outstanding, end of period:	$12,242,000	935

Semi-Annual Report	35

e) Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

f) Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.

36	April 30, 2020

h) Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i) Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

j) COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

k) Subsequent events evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.	FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2019, or for any other tax years which are open for exam. As of October 31, 2019, open tax years include the tax years ended October 31, 2016 through 2019. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Semi-Annual Report	37

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the following table shows the reclassifications made:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(323,000)	$(1,111,992)	$1,434,992
Opportunity Fund	784,335	(489,812)	(294,523)
Phoenix Fund	41,661	(1,068,192)	1,026,531

The permanent differences primarily relate to net operating losses, foreign currency reclasses and the usage of tax equalization.

As of October 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville	Opportunity	Phoenix
	Fund	Fund	Fund
Tax cost of Investments	$139,337,084	$55,472,971	$129,759,159

Unrealized Appreciation	146,606,242	30,069,786	33,274,912
Unrealized Depreciation	(1,868,736)	(1,569,351)	(11,353,971)
Net unrealized appreciation (depreciation)	144,737,506	28,500,435	21,920,941

Undistributed operating income	2,425,043	—	—
Undistributed long-term gains	17,197,778	4,684,097	3,636,091
Distributable earnings	19,622,821	4,684,097	3,636,091
Other accumulated gain/(loss)	1	(725,406)	(215,572)
Total accumulated gain/(loss)	$164,360,328	$32,459,126	$25,341,460

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the years ended October 31, 2019 and 2018 was as follows:

	October 31, 2019
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$2,534,561	$19,359,944	$21,894,505
Opportunity Fund	—	7,593,052	7,593,052
Phoenix Fund	2,829,094	12,056,228	14,885,322

38	April 30, 2020

	October 31, 2018
	Ordinary	Long Term
	Income	Capital Gain	Total
Tocqueville Fund	$2,493,282	$24,335,053	$26,828,335
Opportunity Fund	—	2,589,302	2,589,302
Phoenix Fund	2,432,967	49,514,221	51,947,188

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2019 and 2018.

For the fiscal year ended October 31, 2019 the Opportunity Fund and Phoenix Fund, had late year losses of $725,378 and $215,572 respectively.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville Phoenix Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion.

With respect to The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until March 1, 2021 for each Fund. For the period ended April 30, 2020, the Adviser waived $74,179, $63,433, and $156,294 of the advisory fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, respectively. Such amounts are not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the period ended April 30, 2020, the Adviser has made payments of $52,468, $15,244, $30,755, to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, respectively.

Semi-Annual Report	39

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Tocqueville Fund, The Tocqueville Opportunity Fund, and the Tocqueville Phoenix Fund, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund for the six months ended April 30, 2020, were $4,725, $24,882, $4,254, respectively.

5.	CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six Months
	Ended	For the Year
	April 30, 2020	Ended
	(Unaudited)	October 31, 2019
The Tocqueville Fund	Shares	Shares
Shares sold	72,086	339,192
Shares issued to holders in reinvestment dividends	513,802	638,291
Shares redeemed	(815,223)	(1,025,665)
Net decrease	(229,335)	(48,182)

The Tocqueville Opportunity Fund
Shares sold	421,824	531,542
Shares issued to holders in reinvestment dividends	155,689	310,884
Shares redeemed	(1,035,490)	(919,461)
Net decrease	(457,977)	(77,035)

The Tocqueville Phoenix Fund
Shares issued in connection with merger (see Note 10)	1,635,723	—
Shares sold	210,595	315,292
Shares issued to holders in reinvestment dividends	169,346	722,709
Shares redeemed	(1,878,826)	(4,749,790)
Net increase (decrease)	136,838	(3,711,789)

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2020 are summarized below.

	Tocqueville	Opportunity	Phoenix
	Fund	Fund	Fund
Purchases:	$11,541,330	$16,127,081	$17,338,665
Sales:	$35,698,775	$39,569,021	$40,029,825
U.S. Government Security Purchases:	$—	$—	$—
U.S. Government Security Sales:	$—	$—	$—

40	April 30, 2020

7.	LINE OF CREDIT

The Tocqueville Trust has a $50,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The interest rate as of April 30, 2020 was 2.75%. During the six months ended April 30, 2020, the Tocqueville Fund’s maximum borrowing was $2,508,000 and average borrowing was $276,613, the Opportunity Fund’s maximum borrowing was $6,137,000 and average borrowing was $314,565. This borrowing resulted in interest expenses of $4,905, and $6,170, respectively. The Tocqueville Phoenix Fund did not use the Line.

8.	OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer (“CCO”) for the period November 1, 2019 through December 31, 2019. As of January 1, 2020, the CCO is no longer an affiliate of the Adviser. For November and December 2019, reimbursement to the Adviser for compensation of the CCO from the Funds amounted to $4,565, $1,337, $2,937, for the Tocqueville Fund, Opportunity Fund, and Phoenix Fund respectively.

9.	LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Funds have established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Funds’ investment adviser, officers of the Trust and an independent member of the Trust’s Board of Trustees. The Funds’ Board of Trustees has approved the designation of the Program Administrator to oversee the LRMP.

The LRMP’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The LRMP also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Program Administrator’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, it was determined that that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to each Fund during the reporting period. There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Semi-Annual Report	41

10.  REORGANIZATION

On November 15, 2019, The Tocqueville Phoenix Fund (the “Acquiring Fund”) acquired all the net assets of The Tocqueville Select Fund (the “Acquired Fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on October 1, 2019. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,635,723 shares of the Acquiring Fund (valued at $33,427,094) for all 2,982,981 shares of the Acquired Fund at the close of business November 15, 2019. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund’s net assets at that date ($33,427,094), including $3,957,209 of unrealized appreciation, were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $165,074,604. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $198,501,698. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included on the acquiring fund’s Statement of Operations since November 15, 2019. 100% of the costs associated with the Plan of Reorganization were paid by the Adviser.

Assuming the acquisition had been completed on November 1, 2019, the beginning of the annual reporting period of the Acquiring Fund, the Acquired Fund’s pro forma results of operations for the period ended April 30, 2019, are as follows:*

Net Investment Loss: (203,070)

Net Realized Gain on Investments: 4,679,876

Net Unrealized Depreciation on Investments: (44,525,085)

Net Decrease in Net Assets Resulting from Operations: (40,048,279)

* This information is unaudited.

42	April 30, 2020

ADDITIONAL INFORMATION (UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	3	None
Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Independent consultant on strategy, leadership and philanthropy, from 2018 – present; Chief Development Officer, Woods Hole Oceanographic Institution, from February 2016 – 2018; Executive Director, Maine Audubon, from August 2014 – January 2016	3	Director, Bioqual, Inc., July 1992 – present.
James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	3	President, American Overseas Memorial Day Association, 1998 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present; President, Little Baby Face Foundation, March 2015 to 2017; Member, Board of International Patrons of Duomo of Milano, 2018 to present.

Semi-Annual Report	43

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Helen Balk Year of Birth: 1972	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A
Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present.	3	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.
Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018
Deputy Chief Compliance Officer, Tocqueville Securities, L.P. from August 2011 to present; Deputy Chief Compliance Officer, Tocqueville Asset Management from August 2011 to present. Anti-Money Laundering Compliance Officer to both entities from March 2018 to present.

				N/A	N/A
Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present.	N/A	N/A

44	April 30, 2020

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee
Charles Martin Year of Birth: 1988	Chief Compliance Officer	Indefinite Term, Since 2020	Managing Director, Vigilant Compliance, LLC, 2012 – present.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

Semi-Annual Report	45

3.	PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.	SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

5.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2019 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

For the year ended October 31, 2019, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.34%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

46	April 30, 2020

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
Phoenix Fund	8.60%

Semi-Annual Report	47

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800
www.tocqueville.com

Distributor

Tocqueville Securities, L.P.
40 W. 57th St., 19th Floor
New York, NY 10019
(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman
Alexander Douglas
Charles F. Gauvin
James W. Gerard

Independent Registered Public Accounting Firm

Grant Thornton LLP
171 North Clark St., Suite 200
Chicago, IL 60601

Tocqueville Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ-SEMI Tocqueville Semi-Annual Report 4/30/2020

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for the Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date July 6, 2020

By (Signature and Title)* /s/ Helen Balk
Helen Balk, Treasurer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.